                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM 8-K/A
                             Amendment #1

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) September 1, 2001

                    Tong Ah Global Ventures Corp.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

   Delaware                    0-30593                   23-3030111
---------------              ------------            -------------------
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)            Identification No.)
 Incorporation

             1260 East Vista Way, Vista, California 92084
        ------------------------------------------------------
        Address of Principal Executive Offices        Zip Code

           Registrant's Telephone Number     (760) 639-4480

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to a Stock Purchase Agreement (hereinafter
"Agreement") effective September 1, 2001, Signature International,
Inc., (hereinafter "Signature"), a Nevada Corporation, acquired
10,000,000 shares of the common stock of Tong Ah Global Ventures
Corp. (hereinafter "Registrant"), from FS Capital Markets Group Inc.
(hereinafter "FS Capital"), representing all of the outstanding shares of common stock of Registrant, for the sum of Twenty-Five
Thousand ($25,000.00) Dollars in a private transaction.  As a result of this transaction, Signature, a company controlled by Mr. Eddie
Pickens, who is now C.E.O. and Chairman of the Board of Directors of
the Registrant, now owns 100% of the Registrant's issued and outstanding common stock.  The Agreement was approved by the unanimous consent of the board of directors of Signature on August
27, 2001.

     (b) The Registrant is not aware, at this time, of any further arrangements, the operation of which may at a subsequent date result in a change of control of the Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     In accordance with the terms of the Agreement, Signature
further remunerated FS Capital with the sum of 100,000 restricted shares of Signature common stock.

ITEM 5.  OTHER EVENTS.

     On September 1, 2001, Eddie Pickens was elected as the
Registrant's C.E.O. and Chairman of the Board of Directors.  Mr.
Pickens succeeded Michael Tay in these positions following the resignation of Mr. Tay as an officer and director of the Registrant.
See Item 6 below.

ITEM 6.  RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     On September 1, 2001, Michael Tay, the sole director and
officer of Registrant, resigned and simultaneously appointed Eddie
Pickens to fill his Registrant director and officer positions.  The resignation of Mr. Tay was not due to any disagreement with
Registrant on any matter relating to the Registrant's operations, policies or practices.  The letter of resignation of Mr. Tay from all posts is attached hereto as Exhibit 17.0.

     Background information on Mr. Pickens is set forth below:

     Eddie Pickens - President, Treasurer, Secretary and Director
received his BSBA from Central Missouri State University,
Warrensburg, Missouri.  He was in insurance sales/management for over 20 years.  He acted as executive Vice-President for Health
Care One in San Diego, CA.  He was also the State Director of MC2
International Showcase (in network marketing).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements and Exhibits.

     As of the date of this filing, it is impracticable to provide the required financial statements and pro forma financial
information related to the transaction set forth in the
Reorganization Plan.  The Registrant anticipates that the financial statements and pro forma financial information will be filed with the Commission within approximately 60 days of this report's filing date, or as soon as otherwise practicable.

     (b) Pro Forma Financial Information.

     The pro forma financial information related to the
Reorganization Plan will be filed when the financial statements and exhibits are filed.  See Item (7)(a) above.

     (c) Exhibits.

            Exhibit Number             Description
            --------------    ------------------------------
                17.0          Letter on Director Resignation

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TONG AH GLOBAL VENTURES CORP.
                                     (Registrant)

                                     /s/ Eddie Pickens
                                     -----------------------------
                                     By: Eddie Pickens
                                     President

Date: Nov. 13, 2001

EXHIBIT 17.0   Letter on Director Resignation

                     [Letterhead of Michael Tay]

September 1, 2001

Eddie Pickens
President
Tong Ah Global Ventures Corp.
1260 East Vista Way
Vista, California 92084

Dear Mr. Pickens,

Effective immediately, I am resigning as Director, President,
Secretary and Treasurer of Tong Ah Global Ventures Corp. (the
"Registrant").  My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's
operations, policies or practices.

                                        Sincerely,

                                        /s/ Michael Tay
                                        --------------------
                                        Michael Tay